JAMES KENNEY, et al., Plaintiffs, v. KEVIN A. PLANK, et al., Defendants.	* * * * *	IN THE CIRCUIT COURT FOR BALTIMORE CITY, PART 23 Case No.: 24-C-18-003939

* * * * * * * * * * * * *
ORDER
WHEREAS, the above-captioned stockholder derivative litigation on behalf of nominal defendant Under Armour, Inc. (“Under Armour” or the “Company”) is pending in this Court (the “Consolidated State Derivative Action”); and
WHEREAS, the consolidated stockholder derivative litigation captioned Paul v. Plank, et al., Nos. 1:18-cv-02239 (D. Md.) and 24-1144 (4th Cir.) (the “Federal Derivative Action”), is currently on appeal in the United States Court of Appeals for the Fourth Circuit from the United States District Court for the District of Maryland (the “Federal Appeal,” and together with the Consolidated State Derivative Action and the Federal Derivative Action, the “Settling Actions”); and
WHEREAS, (1) the stockholder plaintiffs in the Consolidated State Derivative Action, including James Kenney, Shawn Luger, Anthony Viskovich, Robert Lowinger, William L. Robison, and Oscar Weller (collectively, the “State Plaintiffs”); (2) Balraj Paul, plaintiff in the Federal Derivative Action (the “Federal Plaintiff,” and with the State Plaintiffs, “Plaintiffs”), (3) individual defendants Kevin A. Plank, Brad Dickerson, George W. Bodenheimer, Douglas E. Coltharp, Jerri L. DeVard, Karen W. Katz, A.B. Krongard, Eric T. Olson, Harvey L. Sanders, Lawrence P. Molloy, Thomas J. Sippel, David E. Bergman, Mohamed A. El-Erian, Byron K. Adams, Jr., Patrik Frisk, Karl-Heinz Maurath, and William R. McDermott (collectively, the “Individual Defendants”); (4) defendant

Sagamore Development Company, LLC (“Sagamore”); and (5) nominal defendant Under Armour (together with the Individual Defendants and Sagamore, “Defendants”; and Defendants together with Plaintiffs, the “Settling Parties”) have entered into the Stipulation and Agreement of Settlement (the “Stipulation”) dated May 7, 2025, which sets forth the terms and conditions of a proposed settlement (the “Settlement”) that provides for the complete dismissal with prejudice of the Settling Actions, withdrawal of the Demands, a bar on further derivative litigation, and the release of the Released Claims on the terms and conditions set forth therein, subject to the approval of this Court; and
WHEREAS, in accordance with the terms of the Stipulation, Lead Counsel for the State Plaintiffs sought entry of this Notice Order (i) approving the form and manner of providing notice of the Settlement to Current Under Armour Stockholders; and (ii) setting a schedule for Settlement-related proceedings, including briefing on Plaintiffs’ motion for final approval of the Settlement and a date for the Settlement Hearing, as defined herein; and
WHEREAS, the Settling Parties request that the Court hold the Settlement Hearing approximately sixty (60) days from entry of the Notice Order; and
WHEREAS, the Court has read and considered the Stipulation and its exhibits, including: (i) the proposed Notice of Proposed Settlement and of Settlement Hearing (the “Long-Form Notice”); (ii) the proposed Summary Notice of Pendency and Proposed Settlement of Derivative Actions (the “Summary Notice”); and (iii) the proposed Final Judgment and Order of Dismissal (the “Judgment”); it is this 3rd day of June, 2025, by the Circuit Court for Baltimore City, Part 23, hereby ORDERED as follows:
1.Unless otherwise defined in this Order, all capitalized terms used in this Order shall have the same meaning as set forth in the Stipulation.

2.A Settlement Hearing shall be held before the Court on August 14, 2025 at 9:30 a.m., via Zoom for Government, at which the Court will determine: (i) whether to approve the Settlement, on the terms and conditions set forth in the Stipulation, as fair, reasonable, and adequate and in the best interests of Under Armour and Under Armour’s stockholders; (ii) whether the notice effectuated pursuant to this Order met applicable legal and due process standards; (iii) whether the Court should enter the Judgment, substantially in the form of Exhibit C to the Stipulation, dismissing with prejudice the Consolidated State Derivative Action against all Defendants and releasing the Released Claims; (iv) whether the Court should approve Plaintiffs’ Counsel’s application for a Fee and Expense Award and Service Awards; and (v) such other matters as the Court deems appropriate. The hearing will be accessible to the public and shareholders via the information below:
To join by phone:
Dial by your location
+1 669 254 5252 US (San Jose)
+1 646 828 7666 US (New York)
+1 646 964 1167 US (US Spanish Line)
+1 669 216 1590 US (San Jose)
+1 415 449 4000 US (US Spanish Line)
+1 551 285 1373 US (New Jersey)
833 568 8864 US Toll-free

Meeting ID: 161 444 7256
A separate link to join the Zoom meeting will be sent to counsel.
3.The Court reserves: (i) the right to continue or to adjourn the Settlement Hearing from time to time or by oral announcement at the hearing or at any adjournment thereof, without any further notice to Current Under Armour Stockholders; (ii) the right to approve the proposed Settlement, with such modifications as the Settling Parties may agree to, without further notice to Current Under Armour Stockholders; and (iii) the right to hold the Settlement Hearing by telephone or video conference without further notice to Current Under Armour Stockholders. The Court may decide to enter its Judgment approving the Settlement and dismissing the Released Plaintiffs’ Claims against the Defendants and Released Defendants’ Persons with prejudice without regard for any ruling the Court may make with respect to the Fee and Expense Award or Service Awards. The Court also may extend any of the deadlines set forth in this Order without further notice to Current Under Armour Stockholders.
4.The Court (i) approves the form and content of the Long-Form Notice attached to the Stipulation as Exhibit B-1 and the Summary Notice attached to the Stipulation as Exhibit B-2, and (ii) finds that the dissemination of the Long-Form Notice and Summary Notice, substantially in the manner and form set forth in this Order, is reasonable, constitutes due and sufficient notice to all Persons entitled thereto, and meets the requirements of due process and applicable law.
5.Within ten (10) business days of the Court’s entry of this Order (such deadline, the “Notice Date”): (i) Under Armour shall cause the Stipulation and its exhibits and Long-Form Notice to be filed with the U.S. Securities and Exchange Commission (the “SEC”) on Form 8-K or other appropriate filing; (ii) Under Armour shall post the Long-Form Notice and the Stipulation and its exhibits on the “Investor Relations” portion of the Company’s corporate website through the Effective Date; (iii) Under Armour shall cause the publication in the notices section of Investors' Business Daily of the Summary Notice, which shall summarize the Long- Form Notice and direct stockholders to the Long-Form Notice and Stipulation posted on the “Investor Relations” portion of Under Armour’s corporate website; and (iv) Plaintiffs’ Lead Counsel shall each post the Court-approved Long-Form Notice and Stipulation on its website through the Effective Date. The costs of providing such notice shall be borne by the Settling Parties in accordance with paragraph 3.2 of the Stipulation.

6.At least seven (7) calendar days prior to the Settlement Hearing, (i) Under Armour shall file with the Court an appropriate affidavit or declaration with respect to the filing of the Form 8-K, publication of the Summary Notice, and posting of the Long-Form Notice and Stipulation, as provided in paragraph 5 of this Order; and (ii) Plaintiffs’ Lead Counsel shall file with the Court an appropriate affidavit or declaration with respect to the posting of the Long- Form Notice and Stipulation, as provided in paragraph 5 of this Order.
7.Any Current Under Armour Stockholder may appear at the Settlement Hearing, via the Zoom credentials above, to show cause why the proposed Settlement embodied in the Stipulation should not be approved; why the Judgment should not be entered thereon; or why the Fee and Expense Award or Service Awards should not be granted. However, no such Person shall be heard or entitled to contest the approval of the terms and conditions of the proposed Settlement, the Judgment to be entered approving the same, or the Fee and Expense Award or Service Awards, unless such Person has filed, and served on counsel as noted below, a written and signed notice of objection that includes: (i) the objector’s name, address, and telephone number (and if represented, that of his, her, or its counsel), along with a representation as to whether the objector intends to appear at the Settlement Hearing; (ii) documentation establishing that the objector owned shares of Under Armour common stock as of May 7, 2025, and continues to hold such Under Armour stock; (iii) a statement of all of the objector’s objections to any matters before the Court, all of the objector’s grounds for the objections or reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; and (iv) if the objector has indicated that he, she, or it intends to appear at the Settlement Hearing, the identities of any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Hearing.

8.Any such written objection(s) and corresponding materials must be filed with the Clerk of the Baltimore City Circuit Court at least twenty-one (21) days prior to the Settlement Hearing, and served (by hand, first-class mail, or express service) by that same date on each of the following Settling Parties’ counsel:
For Plaintiffs:
Craig W. Smith
Shane P. Sanders
ROBBINS LLP
5060 Shoreham Place, Suite 300
San Diego, CA 92122
Telephone: (619) 525-3990
Facsimile: (619) 525-3991
E-mail: csmith@robbinsllp.com
ssanders@robbinsllp.com
For Defendants:
Samuel P. Groner
Michael P. Sternheim
FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
One New York Plaza
New York, NY 10004
Telephone: (212) 859-8000
Facsimile: (212) 859-4000
E-mail: samuel.groner@friedfrank.com
michael.sternheim@friedfrank.com

G. Stewart Webb, Jr.
VENABLE LLP
750 East Pratt Street, Suite 900
Baltimore, MD 21202
Telephone: (410) 244-7400
Facsimile: (410) 244-7742
E-mail: gswebb@venable.com

James D. Wareham
FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
801 17th Street, NW Washington, DC 20006
Telephone: (202) 639-700
Facsimile: (202) 639-7003
E-mail: james.wareham@friedfrank.com

9.Documentation establishing ownership of Under Armour common stock must consist of copies of monthly brokerage account statements or an authorized statement from the objector’s broker containing the information found in an account statement.
10.Unless the Court otherwise directs, no Person shall be entitled to object to the proposed Settlement, the proposed Judgment to be entered upon approval of the Settlement, the Fee and Expense Award, or to the Service Awards, or to otherwise be heard, except by serving and filing a written objection and supporting papers as prescribed above. Any Person who fails to object in the manner described above shall be (i) deemed to have forever waived the right to object to any aspect of the proposed Settlement, the Judgment, the Fee and Expense Award, and/or the Service Awards (including any right of appeal or collateral attack on any judgment entered with respect thereto); (ii) forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment, the Fee and Expense Award, and/or the Service Awards; and (iii) deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding with respect to any matters concerning the proposed Settlement, the Judgment, the Fee and Expense Award, and/or the Service Awards.
11.State Plaintiffs shall file and serve papers in support of their motion for final approval of the proposed Settlement and in support of the Fee and Expense Award and the Service Awards by not later than thirty-five (35) calendar days before the Settlement Hearing. Any objections thereto shall be filed and served no later than twenty-one (21) days prior to the Settlement Hearing. If reply papers are necessary, they shall be filed and served by no later than seven (7) days prior to the Settlement Hearing. Settling Parties shall be permitted to file reply papers regardless of whether they filed opening papers in support of the proposed Settlement.

Only a single application for the Fee and Expense Award the Service Awards shall be filed by Lead Counsel for the State Plaintiffs on behalf of all Plaintiffs and Plaintiffs’ Counsel.
12.The Court stays all proceedings in the Consolidated State Derivative Action other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation.
13.Pending final determination of whether the Settlement is approved, the Court bars and enjoins all Plaintiffs, each and every other Under Armour stockholder (including their Related Persons) derivatively on behalf of the Company, and the Released Plaintiff Persons, from asserting, commencing, instigating, pursuing, prosecuting, or in any way participating in the commencement or prosecution of any action against the Defendants and Released Defendants’ Persons asserting any and all Released Plaintiffs’ Claims, and any other derivative litigation or demands, including books-and-records demands, based on or arising out of any of the facts, allegations, practices, events, claims, disclosures, non-disclosures, occurrences, representations, statements, matters, transactions, conduct, actions, failures to act, omissions, or circumstances that were alleged or referred to in any of the complaints filed in the Settling Actions or the Demands, except for proceedings related to the Settlement itself.
14.The Stipulation (including any exhibits attached thereto), the Settlement, and any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement shall not be deemed to be or offered, attempted to be offered, or used or referred to in any way by any Person as a presumption, a concession, an admission, or evidence of any fault, wrongdoing, or liability as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Settling Actions or with respect to any of the claims settled in the Settling Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any persons in the Settling Actions, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to the Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly herein. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement, shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file the Stipulation and/or the Judgment in any action or proceeding that may be brought against them to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
15.If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled, terminated, or fails to become Final in accordance with its terms: (i) all Settling Parties and Released Persons shall be restored to their respective positions in the Settling Actions on the date immediately prior to the execution of the Stipulation; (ii) all releases delivered in connection with the Stipulation shall be null and void, except as otherwise provided for in the Stipulation; (iii) the Fee and Expense Award paid to Plaintiffs’ Counsel shall be refunded and returned in accordance with paragraph 4.2 of the Stipulation; (iv) the Settlement Fund (including any interest earned thereon, but less any taxes paid, due, or owing on any interest earned) shall be promptly refunded and returned, and in all cases within twenty (20) business days of the occurrence of the event causing the cancellation or termination of the Stipulation; and (v) all negotiations, proceedings, documents prepared, and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition, and shall not be used in any manner for any purpose in any subsequent proceeding in the Settling Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties (except as to those provisions of the Stipulation that, by their express terms, are to remain in force in the event of a termination of the Stipulation) and shall not be used in the Settling Actions or in any other proceeding for any purpose, and any judgments or orders entered by the Court in accordance with the terms of the Stipulation, including but not limited to this Notice Order, shall be treated as vacated nunc pro tunc.

IT IS SO ORDERED this 3rd day of June, 2025.

/s/ Audrey J.S. Carrión
The Honorable Audrey J.S. Carrión Circuit Court for Baltimore City Case No. 24-C-18-003939

CLERK TO SEND COPIES TO:

All counsel of record.

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